Impairments	9 Months Ended
Sep. 30, 2011
Impairments [Abstract]
IMPAIRMENTS

NOTE 6. IMPAIRMENTS

We periodically evaluate whether events and circumstances have occurred that may warrant revision of the estimated useful life of long-term assets or whether the remaining balance of long-term assets should be evaluated for possible impairment. We compare the estimate of the related undiscounted cash flows over the remaining useful lives of the applicable assets to the assets’ carrying values in measuring their recoverability. When the future cash flows are not sufficient to recover an asset’s carrying value, an impairment charge is recorded for the difference between the asset’s fair value and its carrying value. During the nine months ended September 30, 2011, we recorded no impairments. We recorded $161 thousand of impairments for the nine months ended September 30, 2010, on assets related to wind projects that had expired.